Commitments	12 Months Ended
Dec. 31, 2017
Commitments [Abstract]
COMMITMENTS
NOTE 14:	COMMITMENTS

a.	Royalty and contingent milestone payments:

On August 3, 2010, the Company entered into Asset Purchase Agreement (“APA”) to acquire from Bio-Gal the rights to develop rHuEPO for the treatment of multiple myeloma under the research and license agreement with Yeda (see also Note 9b). According to the APA, the Company is obligated to pay 1% royalties on net sales of the developed product as well as a fixed royalty payment in the amount of $350 thousand upon the successful completion of a phase 2 clinical trial. The payment conditions for the above amount are at the earlier of occurrence of the following events:

(i)	Raising capital of at least $2 million by the Company or Xtepo after a successful completion of a phase 2 clinical trial;

(ii)	Six months after the successful completion of a phase 2 clinical trial.

As of December 31, 2017, the Company has not completed the phase 2 clinical trial and therefore no royalty expenses have been recorded.

b.	Operating lease commitments:

The Company entered into an operating lease agreement on the offices it uses, which is in effect from November 2017 with an option for extension of additional years. The lease fees are stated in NIS and are not linked to the Israeli CPI.

c.	In August 2017, the annual General Meeting of Shareholders, approved the terms of the new Employment Agreement with the Company’s Chief Executive Officer (“CEO”) which includes among the others reduction in his capacity to 50% commencing June 11, 2017, one-time bonus upon achieving milestones, grant of 1,000,000 options to purchase 1,000,000 Ordinary Shares of the Company at an exercise price of NIS 0.11 and acceleration of vesting period of the aforementioned granted options upon specific milestone achievement regarding the lupus property and/or HCDR1 product.